                             P R E S S   R E LE A S E

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Contact:  Michael Mitchell
          Director of Corporate Communications
          The Medicines Company
          973-656-1616
          investor.relations@themedco.com

FOR IMMEDIATE RELEASE:
--------------------------------------------------------------------------------

THE MEDICINES COMPANY REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

     |X|  REVENUES OF $21.2 MILLION INCREASE 133% OVER THIRD QUARTER 2002

     |X| MDCO REVISES 2003 REVENUE GUIDANCE UPWARD TO $80-90 MILLION FROM $75-90 MILLION

     |X|  REPLACE-2 RESULTS DRIVING ANGIOMAX(R)(BIVALIRUDIN) MARKET PENETRATION

PARSIPPANY, NJ, October 21, 2003 - The Medicines Company (Nasdaq: MDCO) today announced its financial results for the third quarter and first three quarters of 2003.

Financial highlights include:

     o Revenues of $21.2 million, compared to $9.1 million for the third quarter 2002. For the first three quarters of 2003, net revenue was $56.7 million, compared to $24.0 million for the same period in 2002

     o Net loss of $6.2 million, compared to $11.2 million for the third quarter 2002. For the first three quarters of 2003, the net loss was $19.2 million, compared to $36.0 million for the same period in 2002

     o Net loss per share of $0.13, compared to $0.29 for the third quarter in 2002. For the first three quarters of 2003, the net loss per share was $0.43, compared to $0.99 for the same period in 2002

Recent operations highlights include:

     o Presentation of six-month patient follow-up results for the 6,002-patient REPLACE-2 clinical trial at the 2003 Transcatheter Cardiovascular Therapeutics (TCT) conference

     o Submission of a supplemental New Drug Application to the U.S. Food and Drug Administration seeking an amended Angiomax product label to include data from the REPLACE and other programs

     o Submission of a Market Authorization Application in Europe for Angiomax use in patients undergoing percutaneous coronary interventions

     o Start of patient enrollment in the EVOLUTION and CHOOSE clinical trials of Angiomax use in coronary surgery

     o Initiation of patient enrollment in the 13,800-patient ACUITY trial of Angiomax in patients presenting to the emergency department with acute coronary syndromes

     o Completion of manufacturing commercial grade lots of Clevelox(R)(clevidipine)

Dave Stack, President and Chief Executive Officer of The Medicines Company, stated, "The significant increase in revenues for the third quarter indicates that Angiomax continues to gain

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                     Tel: (973)656-1616 Fax: (973)656-9898
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market share versus heparin in coronary angioplasty. We believe this is attributable to the ease of use, safety, cost effectiveness and efficacy of Angiomax demonstrated in the REPLACE-2 trial's 30-day and six month patient follow-up findings. We are today tightening our annual revenue guidance upward to $80-90 million from the $75-90 million range announced last quarter. Given the results of the first three-quarters of 2003, combined with our expectations for a strong fourth quarter, we believe we are on track to more than double our 2002 revenues in 2003."

There will be a conference call with management today at 5:00 P.M. to discuss the financial results and guidance for the remainder of 2003. To listen in: dial 800-472-8325 and request The Medicines Company financial results call.
From outside U.S.: dial 1-706-679-0816.
Replay available for two weeks following call: 800-642-1687
Replay outside the U.S.: 1-706-645-9291      Replay passcode: 3206975.

ABOUT THE MEDICINES COMPANY: The Medicines Company meets the demands of the world's most advanced medical practitioners by developing products that improve hospital acute care. The Company markets Angiomax(R) (bivalirudin), an anticoagulant approved in the U.S. and other countries for use in patients undergoing coronary angioplasty procedures. The Medicines Company creates value using its range of clinical and commercial skills to develop products acquired from leading life science innovators.

--------------------------------------------------------------------------------

Statements contained in this press release about The Medicines Company's position and the success of its products in the marketplace, its projected revenues for 2003, and the development of its products, and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, whether the Company's products will advance in the clinical trials process, whether the Company's products will receive approval from regulatory agencies, physicians' acceptance of clinical trial results, and the Company's ability to identify, select and acquire additional product candidates, as well as the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on August 5, 2003, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

        The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

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                              THE MEDICINES COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                    UNAUDITED


(in thousands, except per share data)                     THREE MONTHS ENDED SEPTEMBER 30,
                                                          --------------------------------

                                                               2003               2002
                                                          --------------------------------
Net revenue                                                 $ 21,248          $  9,133

Operating expenses

  Cost of revenue                                              6,602             2,227

  Research and development                                     9,383             9,866

  Selling, general and administrative                         11,835             8,468
                                                            --------          --------

    Total operating expenses                                  27,820            20,561
                                                            --------          --------

Loss from operations                                          (6,572)          (11,428)

     Interest income, net                                        410               216

Net loss                                                      (6,162)          (11,212)
                                                            ========          ========


Basic and diluted net loss per common share                 $  (0.13)         $  (0.29)
                                                            ========          ========


Shares used in computing net loss per common share:

    Basic and diluted                                         47,130            39,162
                                                            ========          ========

        The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

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
                                                             YEAR-TO-DATE SEPTEMBER 30,
                                                           ------------------------------

       (in thousands, except per share data)                  2003              2002
                                                           ------------------------------

Net revenue                                                 $ 56,703          $ 24,004

Operating expenses

  Cost of revenue                                             19,835             4,960

  Research and development                                    24,836            28,567

  Selling, general and administrative                         32,191            27,199
                                                            --------          --------

    Total operating expenses                                  76,862            60,726
                                                            --------          --------

Loss from operations                                         (20,159)          (36,722)

     Interest income (expense), net                              994               728
                                                            --------          --------

Net loss                                                     (19,165)          (35,994)
                                                            ========          ========

Basic and diluted net loss per common share                 $  (0.43)         $  (0.99)
                                                            ========          ========

Shares used in computing net loss per common share:

    Basic and diluted                                         45,036            36,409
                                                            ========          ========

        The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898
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                              THE MEDICINES COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                    UNAUDITED

(in thousands)                                               SEPTEMBER 30,     DECEMBER 31,
                                                                 2003            2002
                                                             -------------     ------------
ASSETS

Cash, cash equivalents, available for sales securities         $126,877         $43,509

Accrued interest receivable                                         874             129

Accounts receivable, net                                         18,795          15,078

Inventories                                                       6,426          14,179

Fixed assets, net                                                 1,433             924

Other assets                                                      1,399             895
                                                               --------         -------

    Total assets                                               $155,804         $74,714
                                                               ========         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                            $ 18,784         $19,384

Deferred revenue                                                  1,302           1,396

Stockholders' equity                                            135,718          53,934
                                                               --------         -------

    Total liabilities and stockholders' equity                 $155,804         $74,714
                                                               ========         =======


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                                   Page 5 of 5

        The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898